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EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Uniprop Manufactured Housing Communities Income Fund (the "Company") on Form 10-K for the year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Joel Schwartz, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

            3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

            4. The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

/s/ Joel Schwartz
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Principal Financial Officer,
Chief Financial Officer of Uniprop, Inc

May 5, 2005